SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

May 27, 2015

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure Principal Officer

On May 27, 2015, Paul Korus, Chief Financial Officer, notified Cimarex Energy Co. (the “Company”) that he would retire as an officer and employee of the Company prior to September 1, 2015.  The exact retirement date will be determined by Mr. Korus and the Company.  As Chief Financial Officer, Mr. Korus serves as the Company’s Principal Financial Officer.

A copy of the Company’s press release concerning Mr. Korus’ resignation is attached to this Current Report on Form 8-K as Exhibit 99.1.

Appointment of Principal Financial Officer

On June 1, 2015, the Board of Directors of the Company approved the appointment of G. Mark Burford as the Company’s Vice President and Chief Financial Officer, commencing upon the effective date of the retirement of Paul Korus as the Company’s Chief Financial Officer.

Mr. Burford, age 47, has served as the Company’s Vice President—Capital Markets and Planning since December 2010.  He previously served as the Company’s Director of Capital Markets beginning in May 2005.

Upon the effective date of his appointment as Chief Financial Officer, Mr. Burford’s annual salary will be $390,000 and he will receive a total of 10,000 restricted shares of common stock, consisting of 5,000 shares of cliff vesting restricted stock that will vest on December 9, 2018 and 5,000 shares of performance-based restricted stock shares that will vest on December 9, 2018 if Mr. Burford continues as an employee of the Company through that date.  Vesting of the performance-based restricted stock will be based on the Company’s relative stock price performance compared to the stock price performance of the companies listed in the S&P 500 Oil and Gas Exploration Sub Index during the three-year period ending December 9, 2018.

ITEM 7.01                                  REGULATION FD DISCLOSURE

On June 2, 2015, the Company issued a press release announcing the retirement of Paul Korus as its Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

D.                                    Exhibits

Exhibit No.	Description

99.1	Cimarex News Release, dated June 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: June 2, 2015	By:	/s/ Francis B. Barron
Francis B. Barron,
Senior Vice President—General Counsel,
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cimarex News Release, dated June 2, 2015